SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-01              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On    October    25,    2002      distribution     was    made    to    the
Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  October 28, 2002          By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                Statement to Certificate Holders
                                     October 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     244,598,300.00   219,547,711.65    6,900,242.35   1,280,694.98     8,180,937.33    0.00         0.00      212,647,469.30
IA2     270,300,002.00   242,617,168.24    7,625,300.43   1,516,357.30     9,141,657.73    0.00         0.00      234,991,867.81
IA3      19,307,143.00    17,329,797.73      544,664.32           0.00       544,664.32    0.00         0.00       16,785,133.41
IIA1    169,800,000.00    84,228,044.84   14,866,802.02     144,854.69    15,011,656.71    0.00         0.00       69,361,242.82
IIA2    113,480,000.00   113,480,000.00            0.00     554,160.67       554,160.67    0.00         0.00      113,480,000.00
IIA3     55,413,000.00    55,413,000.00            0.00     303,847.95       303,847.95    0.00         0.00       55,413,000.00
IIA4     20,522,000.00    20,522,000.00            0.00     119,027.60       119,027.60    0.00         0.00       20,522,000.00
IIA5     49,255,800.00    49,255,800.00            0.00     302,512.71       302,512.71    0.00         0.00       49,255,800.00
AR              100.00             0.00            0.00         104.59           104.59    0.00         0.00                0.00
IP       11,851,879.00    11,164,794.70      226,135.43           0.00       226,135.43    0.00         0.00       10,938,659.27
IIM1     11,824,154.00    11,824,154.00            0.00      66,510.87        66,510.87    0.00         0.00       11,824,154.00
IIM2      6,449,538.00     6,449,538.00            0.00      36,278.65        36,278.65    0.00         0.00        6,449,538.00
IB1       7,901,731.00     7,837,489.51        6,284.58      45,718.69        52,003.27    0.00         0.00        7,831,204.93
IB2       3,386,403.00     3,358,871.37        2,693.35      19,593.42        22,286.77    0.00         0.00        3,356,178.02
IB3       3,668,603.00     3,638,777.08        2,917.80      21,226.20        24,144.00    0.00         0.00        3,635,859.28
IB4         846,600.00       839,717.08          673.34       4,898.35         5,571.69    0.00         0.00          839,043.74
IB5       1,128,801.00     1,119,623.77          897.78       6,531.14         7,428.92    0.00         0.00        1,118,725.99
IB6       1,411,004.00     1,399,532.84        1,122.23       8,163.94         9,286.17    0.00         0.00        1,398,410.61
IIB       3,224,771.00     3,224,771.00            0.00      18,139.34        18,139.34    0.00         0.00        3,224,771.00
IIX               0.00             0.00            0.00     407,416.15       407,416.15    0.00         0.00                0.00
TOTALS  994,369,829.00   853,250,791.81   30,177,733.63   4,856,037.24    35,033,770.87    0.00         0.00      823,073,058.18

IIAIO    42,000,000.00    42,000,000.00            0.00     210,000.00       210,000.00    0.00         0.00       42,000,000.00
IX       12,692,756.00    11,211,758.09            0.00      65,401.92        65,401.92    0.00         0.00       10,837,106.81
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VG63      897.58478146     28.21050821      5.23591121      33.44641942       869.37427325       IA1       7.000000 %
IA2     22540VG71      897.58478152     28.21050823      5.60990488      33.82041311       869.37427329       IA2       7.500000 %
IA3     22540VG89      897.58478145     28.21050841      0.00000000      28.21050841       869.37427303       IA3       0.000000 %
IIA1    22540VG97      496.04266690     87.55478221      0.85309005      88.40787226       408.48788469       IIA1      2.063750 %
IIA2    22540VH21    1,000.00000000      0.00000000      4.88333336       4.88333336     1,000.00000000       IIA2      5.860000 %
IIA3    22540VH39    1,000.00000000      0.00000000      5.48333333       5.48333333     1,000.00000000       IIA3      6.580000 %
IIA4    22540VH47    1,000.00000000      0.00000000      5.80000000       5.80000000     1,000.00000000       IIA4      6.960000 %
IIA5    22540VH54    1,000.00000000      0.00000000      6.14166677       6.14166677     1,000.00000000       IIA5      7.370000 %
AR      22540VJ78        0.00000000      0.00000000  1,045.90000000   1,045.90000000         0.00000000       AR        7.000000 %
IP      22540VH88      942.02739498     19.08013320      0.00000000      19.08013320       922.94726178       IP        0.000000 %
IIM1    22540VH96    1,000.00000000      0.00000000      5.62500032       5.62500032     1,000.00000000       IIM1      6.750000 %
IIM2    22540VJ29    1,000.00000000      0.00000000      5.62499981       5.62499981     1,000.00000000       IIM2      6.750000 %
IB1     22540VJ37      991.86994723      0.79534219      5.78590818       6.58125036       991.07460505       IB1       7.000000 %
IB2     22540VJ45      991.86994873      0.79534243      5.78590912       6.58125155       991.07460630       IB2       7.000000 %
IB3     22540VJ52      991.86995159      0.79534362      5.78590815       6.58125177       991.07460796       IB3       7.000000 %
IB4     22540VJ86      991.86992677      0.79534609      5.78590834       6.58125443       991.07458068       IB4       7.000000 %
IB5     22540VJ94      991.86993102      0.79533948      5.78590912       6.58124860       991.07459154       IB5       7.000000 %
IB6     22540VK27      991.87021440      0.79534147      5.78590847       6.58124995       991.07487293       IB6       7.000000 %
IIB     22540VJ60    1,000.00000000      0.00000000      5.62500097       5.62500097     1,000.00000000       IIB       6.750000 %
TOTALS                 858.08193986     30.34860145      4.88353236      35.23213381       827.73333842

IIAIO   22540VH62    1,000.00000000      0.00000000      5.00000000       5.00000000     1,000.00000000       IIAIO     6.000000 %
IX      22540VH70      883.31943748      0.00000000      5.15269655       5.15269655       853.80250042       IX        7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                               October 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                              703,347.77
                        Group 1                                                                           411,764.40
                        Group 2                                                                           291,583.37

                        Principal Prepayments (Total)                                                  29,205,617.48
                        Group 1                                                                        14,799,799.77
                        Group 2                                                                        14,405,817.71

                        Repurchase Principal (Total)                                                            0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Substitution Amounts                                                                    0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Net Liquidation Proceeds (Total)                                                        0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Insurance Proceeds (Total)                                                              0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Other Principal (Total)                                                           268,768.37
                        Group 1                                                                            99,367.43
                        Group 2                                                                           169,400.94



Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                          3,813
                        Group 1                                                                                3,813
                        Group 2                                                                                    0

                        Beginning Aggregate Loan Balances (Total)                                     855,400,638.88
                        Group 1                                                                       508,853,484.72
                        Group 2                                                                       346,547,154.16

                        Ending Number of Loans Outstanding (Total)                                             3,712
                        Group 1                                                                                3,712
                        Group 2                                                                                    0

                        Ending Aggregate Loan Balances (Total)                                        825,222,905.26
                        Group 1                                                                       493,542,553.12
                        Group 2                                                                       331,680,352.14


Section 4.04(a)(vi)     Master Servicing Fees (Total)                                                       3,107.86
                        Group 1                                                                                25.65
                        Group 2                                                                             3,082.21

                        Servicing Fees (Total, including PMI and RMIC Fees)                               779,923.31
                        Group 1                                                                           584,016.25
                        Group 2                                                                           195,907.06

                        Trust Administrator Fees (Total)                                                    1,600.44
                        Group 1                                                                             1,058.78
                        Group 2                                                                               541.66


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            October 25, 2002



Section 4.04(a)(viii)   Current Advances (Total)                                                                 N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A

                        Outstanding Advances (Total)                                                             N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 63               7,772,596.82           1.57 %
                        2 Month                  8                 853,867.46           0.17 %
                        3 Month                 21               2,286,519.25           0.46 %
                        Total                   92              10,912,983.53           2.20 %

                        Group 2
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  6               1,989,948.38           0.60 %
                        2 Month                  6               3,943,428.34           1.19 %
                        3 Month                  9               3,640,356.78           1.10 %
                        Total                   21               9,573,733.50           2.89 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  69              9,762,545.20           1.18 %
                        2 Month                  14              4,797,295.80           0.58 %
                        3 Month                  30              5,926,876.03           0.72 %
                        Total                   113             20,486,717.03           2.48 %

                        *  Delinquent Bankrupcies and Foreclosures are included above


                        Bankrupcies

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           2                 89,543.35             0.02 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           2                 818,634.14             0.25 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           4                908,177.49              0.11 %

                        * Only Current Bankruptcies are reflected in the table above.



                                      -8-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.





                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            October 25, 2002



                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                          36              4,186,864.47          0.85 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           6              2,144,954.54          0.65 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                         42              6,331,819.01           0.77 %


Section 4.04(a)(xi)     REO Properties

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           3                386,626.11             0.08 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           3                386,626.11             0.05 %


Section 4.04(a)(xii)    Current Realized Losses (Totals)                                                0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Cummulative Realized Losses (Totals)                                            0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        327
                        Group 1                                                                         325
                        Group 2                                                                         330


Section 4.04(a)(xiv)    Number of claims submitted under the RMIC PMI Policy                            0.00
                        Total amount of claims submitted under the RMIC PMI Policy                      0.00
                        Number of claims paid under the RMIC PMI Policy                                 0.00
                        Total amount of claims paid under the RMIC PMI Policy                           0.00

Sec. 4.04 (a)(x)        Rolling Three Month Delinquency Rate                                       1.981798 %

Group 2 O/C Reporting   Targeted Overcollateralization Amount                                   2,149,846.32
                        Ending Overcollateralization Amount                                     2,149,846.32
                        Ending Overcollateralization Deficiency                                         0.00
                        Group 1 Excess Interest Amount                                             11,521.85
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   407,416.15
                        Payment to Class II-X                                                     407,416.15


                                     -9-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
